SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 30, 2005

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada                                0-7246                                95-2636730

(State or Other Jurisdiction        (Commission                       (IRS Employer

of Incorporation)                        File Number)                     Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

no change

(Former Name or Former Address, if Changed Since Last Report

Item 8.01.  Other Events

On November 30, 2005, the Company issued a news release announcing that it has received an extension of time from the NASDAQ Listing Qualifications Panel until December 16, 2005 to file its restated Annual Report on Form 10-K/A for the year ended December 31, 2004, the restated Quarterly report on Form 10-Q/A for the quarter ended March 31, 2005 and the Quarterly reports on Form 10-Q for the periods ended June 30, and September 30, 2005.  A copy of the news releases is attached in Exhibit 9.01.

EXHIBIT INDEX

                Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

The news release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date  November 30, 2005

By  /s/ Darwin L. Stump

        Darwin L. Stump

        Chief Financial Officer